Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of Unifi, Inc. (the “Company”), do hereby certify that:

(1)
the Quarterly Report on Form 10-Q of the Company for the fiscal period ended December 29, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 6, 2025	/s/ EDMUND M. INGLE
Edmund M. Ingle
Chief Executive Officer
(Principal Executive Officer)

/s/ ANDREW J. EAKER
Andrew J. Eaker
Executive Vice President & Chief Financial Officer
Treasurer
(Principal Financial Officer and Principal Accounting Officer)